Filed Pursuant to Rule 497(a)
File No. 333-189804
Rule 482 Ad

For immediate release
August 19, 2013

Dividend and Income Fund
Announces Terms of Rights Offering

NEW YORK, NY— August 19, 2013 — Dividend and Income Fund (the “Fund”) (NYSE: DNI) today announced that its Board of Trustees approved the terms of a non-transferable rights offering which would allow the Fund’s record date shareholders to purchase additional shares of beneficial interest.

The Board of Trustees has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund and that the rights offering is currently an effective and efficient way to raise additional assets for the Fund. Additionally, the rights offering provides Fund shareholders with the opportunity to purchase additional shares at a price below both market and net asset value (“NAV”) without paying any commissions.

The record date of the rights offering is August 30, 2013. The rights offering is expected to expire on September 27, 2013, unless otherwise extended by the Fund (the “expiration date”).

Subject to the registration statement for the offer becoming effective under the Securities Act of 1933, the Fund will distribute to shareholders of record one right for each share held on the record date, rounded up to the nearest number of rights evenly divisible by three. These rights entitle holders to buy new shares of the Fund.  For every three rights received, shareholders can buy one new share of the Fund, plus, in certain circumstances, additional new shares pursuant to an over-subscription privilege. Fractional common shares will not be issued. Shares obtained through the exercise of rights will not be eligible to receive the Fund’s quarterly dividend to be paid in September 2013.

The subscription price per share will be determined on the expiration date. The subscription price will be determined based on a formula equal to 95% of the lower of (a) the Fund’s NAV per share or (b) the market price per share. For this purpose, the NAV per share will be determined as of the expiration date.  The market price per share will be the average of the volume weighted average sales price of a share on the NYSE on the expiration date and the four preceding trading days. The estimated subscription price has not yet been determined by the Fund.

Record date shareholders who fully exercise all of their primary subscription rights will be eligible for an over-subscription privilege entitling those shareholders to subscribe, subject to certain limitations and subject to allotment, for additional shares covered by any unexercised rights. The Fund may increase the number of shares subject to subscription through the over-subscription privilege by up to 25%.

The Fund expects to send each shareholder a prospectus for the offer and subscription certificates evidencing the rights offering to record date shareholders within the United States following the record date. Shareholders who hold their shares through a broker, bank or trust company and wish to exercise their rights should contact their representative with instructions to exercise their rights. Shareholders who hold shares directly and wish to exercise their rights should complete the subscription certificate they will receive in the mail and send it to the subscription agent for the offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

The Fund is a diversified, closed end investment company. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. Bexil Advisers LLC is the Fund’s investment manager. This information, and other information concerning the Fund, can be found on file with the U.S. Securities and Exchange Commission and www.DividendandIncomeFund.com.

Shares of closed end investment companies frequently trade at a discount from their NAVs. The market price of the shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above their NAV.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. For further information regarding the Fund’s rights offering, or to obtain a prospectus, when available, please contact the Fund’s Information Agent:

By First Class Mail:

The Colbent Corporation
Attn: Corporate Actions
P.O. Box 859208
Braintree MA 02185-9208

By Express Mail, Overnight Courier or by Hand:

The Colbent Corporation
Attn:  Corporate Actions
161 Bay State Drive
Braintree, MA 02184

Telephone:  1-877-265-2368

The information in this communication is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Safe Harbor Note
This release contains certain “forward looking statements” made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. The forward looking statements made herein are only made as of the date of this release, and the Fund undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

Company Contact:
Thomas O’Malley
Chief Financial Officer
1-212-785-0900 ext 267
tomalley@DividendandIncomeFund.com

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